SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 22, 2003

                          FIRST MONTAUK FINANCIAL CORP.
               (Exact name of Registrant as specified in charter)


       New Jersey                 0-6729                       22-1737915
(State or other jurisdic-     (Commission                    (IRS Employer
 tion of incorporation)       File Number)                  Identification No.)

Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, N.J.      07701
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (732) 842-4700



         (Former name or former address, if changed since last report.)
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Item 7: Financial Statements and Exhibits.

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(c)        Exhibits
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           The following exhibit is filed herewith:
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Exhibit No.                    Description
99.1               Press release issued by First Montauk Financial Corp. dated
                   August 21, 2003.

     Item 9: Regulation FD Disclosure (Information Provided Under Item 12 - Results of Operations and Financial Condition).

     This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

     On August 21, 2003, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached as exhibit 99.1. The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2003                          First Montauk Financial Corp.
                                                (Registrant)

                                                   /s/ William J. Kurinsky
                                                By ---------------------------
                                                   William J. Kurinsky
                                                   Chief Financial Officer





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                                                                   Exhibit 99.1


                     FIRST MONTAUK ANNOUNCES SECOND QUARTER
                         AND SIX MONTH RESULTS FOR 2003
                     Revenues for the Second Quarter Up 23%


     Red Bank, NJ - August 21, 2003 - First  Montauk  Financial  Corp.  (OTC/BB:
FMFK),  a  nationwide   provider  of  investment  services  through  independent
financial professionals, today announced financial results for the second quarter and six months ended June 30, 2003.

     Revenues for the second quarter of 2003 rose 23% to $15.9 million, compared to $12.9 million for the second quarter of 2002. The Company reported a net loss applicable to common stockholders of $1.3 million, or ($.15) per basic and diluted share for the second quarter. This compares to a net loss of $998,000, or ($.12) per basic and diluted share for the second quarter of 2002.

     The Company's revenues for the first half of 2003 also increased, rising to $26.9 million compared to $25.6 million for the same six month period in 2002. The Company reported a net loss applicable to common stockholders of $1.7 million, or ($.20) per basic and diluted share during the first six months of 2003. This compares to a net loss of $1.3 million, or ($.15) per basic and diluted share for the same period in 2002.

     Herb Kurinsky, President and CEO of Montauk Financial Group, commented, "We are pleased to report a substantial increase in revenues for the second quarter and the first half of 2003. The continued lower interest rate environment, combined with the end to the major conflict in Iraq, positively affected investor confidence, and aided in their decision to once again return to investing in the equity markets."

     "The losses that the Company suffered are once again disappointing, however they are primarily a result of the settlement of various legal claims. With the resolution of these matters, we can now focus our continuing efforts on recruiting independent financial professionals and improving overall business operations and profitability." Kurinsky added.

     Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 60,000 retail and institutional accounts. The Company's ability to offer quality support services, research, web-based information systems and a competitive commission payout structure has attracted approximately 475 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

     Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements'' in the Company's Form 10-Q for the second quarter ended June 30, 2003, as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.

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

                                            FIRST MONTAUK FINANCIAL CORP. AND SUBSIDIARIES
                                                        SELECTED FINANCIAL DATA

                                                In 000's (except for per share amounts)


                                              Six months                            Three months
                                            Ended June 30,                         Ended June 30,

                                        2003            2002                    2003           2002
                                        (unaudited)   (unaudited)             (unaudited)   (unaudited)

Revenues                               $26,858        $25,625                $15,902        $12,877

Expenses                                28,581         26,894                 17,153         13,850

Net loss                              $(1,723)       $(1,269)               $(1,251)         $(973)

Net loss applicable to common         $(1,748)       $(1,318)               $(1,251)         $(998)
stockholders


Per share of common stock:            $ (0.20)        $(0.15)                $(0.15)        $(0.12)
basic and diluted


Number of common shares used         8,527,164      8,579,173              8,527,164      8,534,075
in basic and diluted loss per
share





Contacts:

Montauk Financial Group                     Montauk Financial Group
William J. Kurinsky                         Katy Paul
EVP,  CFO                                   Shareholder Relations
732-842-4700, ext. 4227                     732-842-4700, ext. 4220
                                            info@montaukfinancial.com


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